Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT
TO
AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “First Amendment”) is made and entered into as of the 16th day of November, 2006, by and among WASTE CONNECTIONS, INC., a Delaware corporation (the “Parent”), the Subsidiaries of the Parent identified on Schedule 2 to the Credit Agreement defined below (together with the Parent, collectively the “Borrowers”), each lender from time to time party to the Credit Agreement (collectively, the “Lenders” and, individually, a “Lender”), BANK OF AMERICA, N.A., as administrative agent for the Lenders (the “Administrative Agent”) and DEUTSCHE BANK SECURITIES, INC., as syndication agent for the Lenders (the “Syndication Agent”).

WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the Syndication Agent are party to that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of January 12, 2006, (as the same may be amended and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders party thereto (the “Existing Lenders”) have extended credit to the Borrowers on the terms set forth therein;

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent make certain amendments to the Credit Agreement with respect to the maturity and pricing of the Loans,

WHEREAS, certain of the Existing Lenders have notified the Administrative Agent and the Borrowers that they will withdraw as Lenders under the Credit Agreement (the “Withdrawing Lenders”) as of the Effective Date (as defined below);

WHEREAS, the Lenders that are not Withdrawing Lenders wish to remain as parties to the Credit Agreement and, as applicable, either maintain or increase their respective Commitment Percentage (the “Continuing Lenders”); and

WHEREAS, the Continuing Lenders and the Administrative Agent are willing to amend the Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

2.    Amendments to §1.1 of the Credit Agreement. §1.1 of the Credit Agreement is hereby amended by:

(a) deleting the table contained within the definition of “Pricing Table” in its entirety and substituting in lieu thereof the following table:

Level	Leverage Ratio	Applicable Eurodollar Margin (per annum)	Applicable Base Rate Margin (per annum)	Applicable L/C Margin (per annum)	Applicable Commitment Rate (per annum)
I	Greater than or equal to 3.25:1	1.375%	0.00%	1.375%	0.250%
II	Greater than or equal to 2.75:1 but less than 3.25:1	1.125%	0.00%	1.125%	0.200%
III	Greater than or equal to 2.25:1 but less than 2.75:1	0.875%	0.00%	0.875%	0.175%
IV	Less than 2.25:1	0.750%	0.00%	0.750%	0.150%

(b) deleting the reference to “$850,000,000 on the Closing Date” which appears in the definition of “Total Revolving Credit Commitment” and substituting in place thereof the dollar amount “$750,000,000.”

(c) deleting the date “January 12, 2011” which appears in subsection (i) of the definition of “Revolving Credit Maturity Date” and substituting in place thereof the date “January 12, 2012.”

3.    Amendments to §18 of the Credit Agreement.  §18 of the Credit Agreement is hereby amended by:

(a) deleting the dollar amount “$1,050,000,000” which appears in subsection (g)(ii) of such Section and substituting in place thereof the dollar amount “$1,000,000,000;” and

(b) inserting the words “occurring after November 16, 2006” immediately after the words “minus any previously effected permanent reductions of the Total Revolving Credit Commitment and prepayments of the Term Loan” which appear in subsection (g)(ii) of such Section.

4.    Amendments to Schedule 1 of the Credit Agreement. Schedule 1 of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule 1 as set forth on Schedule A attached hereto.

5.    No Waiver. Except as a result of the amendments set forth in §§2, 3 and 4 of this First Amendment, nothing contained herein shall be deemed to (i) constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or has occurred and is continuing or to otherwise modify any provision of the Credit Agreement, or (ii) give rise to any defenses or counterclaims to the Administrative Agent’s or any of the Lenders’ right to compel payment of the Obligations when due or to otherwise enforce their respective rights and remedies under the Credit Agreement and the other Loan Documents.

6.    Fees. The Borrowers hereby promise to pay, on the Effective Date, in consideration of each Continuing Lender consenting to this First Amendment, any upfront fee payable to each Continuing Lender, which upfront fee shall be earned as of the Effective Date.

7.    Conditions to Effectiveness. This First Amendment shall become effective as of the date (the “Effective Date”) when each of the following conditions is met:

(a) receipt by the Administrative Agent of this First Amendment duly and properly authorized, executed and delivered by each of the respective parties hereto;

(b) execution and delivery by the Borrowers to each Continuing Lender that requests an Amended and Restated Revolving Credit Note of such instruments as set forth in §2.3(b) of the Credit Agreement;

(c) receipt by the Continuing Lenders of all fees provided for in §6 of this First Amendment;

(d)  payment in full of the Withdrawing Lenders’ outstanding principal amount and any accrued interest and other fees due to the Withdrawing Lenders under their Revolving Credit Loans as of the Effective Date; and

(e) payment of all of the Administrative Agent’s reasonable legal fees and expenses incurred in the connection with the preparation and negotiation of this First Amendment.

8.    Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and the Continuing Lenders as follows:

(a) The execution, delivery and performance of this First Amendment and the transactions contemplated hereby (i) are within the corporate (or the equivalent company or partnership) authority of each of the Borrowers, (ii) have been duly authorized by all necessary corporate (or other) proceedings, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrowers is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrowers so as to materially adversely affect the assets, business or any activity of the Borrowers, and (iv) do not conflict with any provision of the corporate charter, articles or bylaws (or equivalent other company or partnership documents) of the Borrowers or any agreement or other instrument binding upon the Borrowers, including, without limitation, the Indenture.

(b) The execution, delivery and performance of this First Amendment will result in valid and legally binding obligations of the Borrowers enforceable against each in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief or other equitable remedy is subject to the discretion of the court before which any proceeding therefor may be brought.

(c) The execution, delivery and performance by the Borrowers of this First Amendment and the transactions contemplated hereby do not require any approval or consent of, or filing with, any governmental agency or authority other than those already obtained, if any.

(d) The representations and warranties contained in §6 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date and except to the extent of changes resulting from transactions contemplated or permitted by this Agreement (as amended by the First Amendment) and changes occurring in the ordinary course of business which singly or in the aggregate do not have a Material Adverse Effect. For purposes of this §8(d), the representations and warranties contained in §6.4 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to §7.4 of the Credit Agreement.

(e) After giving effect to this First Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

9.    Ratification, etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This First Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this First Amendment.

10.         GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

11.         Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned has duly executed this First Amendment to Amended and Restated Revolving Credit Agreement as a sealed instrument as of the date first set forth above.

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THE BORROWERS:

WASTE CONNECTIONS, INC.
AMERICAN DISPOSAL COMPANY, INC.
AMERICAN SANITARY SERVICE, INC.
ARROW SANITARY SERVICE, INC.
BITUMINOUS RESOURCES, INC.
BUTLER COUNTY LANDFILL, INC.
CAMINO REAL ENVIRONMENTAL CENTER, INC.
COLD CANYON LAND FILL, INC.
COMMUNITY REFUSE DISPOSAL INC.
CONTRACTORS WASTE SERVICES, INC.
CORRAL DE PIEDRA LAND COMPANY
CURRY TRANSFER & RECYCLING, INC.
D. M. DISPOSAL CO., INC.
DENVER REGIONAL LANDFILL, INC.
EMPIRE DISPOSAL, INC.
ENVIRONMENTAL TRUST COMPANY
EVERGREEN DISPOSAL, INC.
FINNEY COUNTY LANDFILL, INC.
FRANK’S SERVICE, INC.
G & P DEVELOPMENT, INC.
HIGH DESERT SOLID WASTE FACILITY, INC.
(F/K/A RHINO SOLID WASTE, INC.)
ISLAND DISPOSAL, INC.
J BAR J LAND, INC.
KELLY’S HAUL AWAY, INC.
LAKESHORE DISPOSAL, INC.
LEALCO, INC.
LES’ COUNTY SANITARY, INC.
MADERA DISPOSAL SYSTEMS, INC.
MAMMOTH DISPOSAL COMPANY
MANAGEMENT ENVIRONMENTAL NATIONAL, INC.
MASON COUNTY GARBAGE CO., INC.
MDSI OF LA, INC.
MILLENNIUM WASTE INCORPORATED
MISSION COUNTRY DISPOSAL
MORRO BAY GARBAGE SERVICE
MURREY’S DISPOSAL COMPANY, INC.
NEBRASKA ECOLOGY SYSTEMS, INC.
NOBLES COUNTY LANDFILL, INC.
NORTHERN PLAINS DISPOSAL, INC.

By:
Worthing F. Jackman
Chief Financial Officer

NORTHWEST CONTAINER SERVICES, INC.
OKLAHOMA CITY WASTE DISPOSAL, INC.
OKLAHOMA LANDFILL HOLDINGS, INC.
OSAGE LANDFILL, INC.
PSI ENVIRONMENTAL SERVICES, INC.
PSI ENVIRONMENTAL SYSTEMS, INC.
RED CARPET LANDFILL, INC.
RH FINANCIAL CORPORATION
RURAL WASTE MANAGEMENT, INC.
SAN LUIS GARBAGE COMPANY
SCOTT SOLID WASTE DISPOSAL COMPANY
SEDALIA LAND COMPANY
SOUTH COUNTY SANITARY SERVICE, INC.
SOUTHERN PLAINS DISPOSAL, INC.
TACOMA RECYCLING COMPANY, INC.
TENNESSEE WASTE MOVERS, INC.
WASCO COUNTY LANDFILL, INC.
WASTE CONNECTIONS MANAGEMENT SERVICES, INC.
WASTE CONNECTIONS OF ALABAMA, INC.
WASTE CONNECTIONS OF ARIZONA, INC.
WASTE CONNECTIONS OF ARKANSAS, INC.
WASTE CONNECTIONS OF CALIFORNIA, INC.
(F/K/A AMADOR DISPOSAL SERVICE, INC.)
WASTE CONNECTIONS OF COLORADO, INC.
WASTE CONNECTIONS OF IDAHO, INC.
(F/K/A MOUNTAIN JACK ENVIRONMENTAL SERVICES, INC.)
WASTE CONNECTIONS OF ILLINOIS, INC.
WASTE CONNECTIONS OF IOWA, INC.
(F/K/A WHALEY WASTE SYSTEMS INC.)
WASTE CONNECTIONS OF KANSAS, INC.
WASTE CONNECTIONS OF KENTUCKY, INC.
WASTE CONNECTIONS OF MINNESOTA, INC.
(F/K/A RITTER’S SANITARY SERVICE, INC.)
WASTE CONNECTIONS OF MISSISSIPPI, INC.
(F/K/A LIBERTY WASTE SERVICES OF MISSISSIPPI HOLDINGS, INC.)
WASTE CONNECTIONS OF MISSOURI, INC.
WASTE CONNECTIONS OF MONTANA, INC.
WASTE CONNECTIONS OF NEBRASKA, INC.
WASTE CONNECTIONS OF NEW MEXICO, INC.

By:
Worthing F. Jackman
Chief Financial Officer

WASTE CONNECTIONS OF OKLAHOMA, INC.
(F/K/A B & B SANITATION, INC.)
WASTE CONNECTIONS OF OREGON, INC.
(F/K/A SWEET HOME SANITATION SERVICE, INC.)
WASTE CONNECTIONS OF SOUTH DAKOTA, INC.
(F/K/A NOVAK ENTERPRISES, INC.)
WASTE CONNECTIONS OF TENNESSEE, INC.
(FKA LIBERTY WASTE SERVICES OF TENNESSEE HOLDINGS, INC.)
WASTE CONNECTIONS OF THE CENTRAL VALLEY, INC.
(F/K/A/ KINGSBURG DISPOSAL SERVICE, INC.)
WASTE CONNECTIONS OF UTAH, INC.
WASTE CONNECTIONS OF WASHINGTON, INC.
WASTE CONNECTIONS OF WYOMING, INC.
WASTE CONNECTIONS TRANSPORTATION COMPANY, INC.
WASTE SERVICES OF N.E. MISSISSIPPI, INC.
WCI OF GEORGIA, INC.
WEST BANK ENVIRONMENTAL SERVICES, INC.
WEST COAST RECYCLING AND TRANSFER, INC.
WYOMING ENVIRONMENTAL SERVICES, INC.
WYOMING ENVIRONMENTAL SYSTEMS, INC.

By:
Worthing F. Jackman
Chief Financial Officer

COLUMBIA RESOURCE CO., L.P.
FINLEY-BUTTES LIMITED PARTNERSHIP

By:          Management Environmental National, Inc.,
its General Partner

By:
Worthing F. Jackman
Chief Financial Officer

EL PASO DISPOSAL, LP

By:         Waste Connections of Texas, LLC,
its General Partner

By:   Waste Connections Management Services, Inc.,
                          its Manager

By:
Worthing F. Jackman
Chief Financial Officer

GLACIER DISPOSAL, L.L.C.
SUNRISE SANITATION, LLC
WASTE CONNECTIONS OF MISSISSIPPI DISPOSAL SERVICES, LLC
WASTE CONNECTIONS OF LEFLORE, LLC

By:          Waste Connections, Inc.,
its Managing Member

By:
Worthing F. Jackman
Chief Financial Officer

WASTE CONNECTIONS OF TEXAS, LLC

By:          Waste Connections Management Services, Inc.,
 its Manager

By:
                               Worthing F. Jackman
Chief Financial Officer

RAILROAD AVENUE DISPOSAL, LLC
SCOTT WASTE SERVICES, LLC
WASTE SOLUTIONS GROUP OF SAN BENITO, LLC

By:          Waste Connections, Inc.
                Its Manager

By:
                Worthing F. Jackman
Chief Financial Officer

BANK OF AMERICA, N.A,
as Administrative Agent

By:___________________________
Name:
Title:

BANK OF AMERICA, N.A,
as a Lender, Swing Line Lender
and Issuing Bank

By:___________________________________
Name:
Title:

[LENDERS]

Schedule 1

Lenders; Commitments; Commitment Percentages

Lender	Commitment	Commitment Percentage

Bank of America, N.A.	$130,000,000	17.333333333%
Deutsche Bank Trust Company Americas	$110,000,000	14.666666667%
Wells Fargo Bank, N.A.	$85,000,000	11.333333333%
Union Bank of California, N.A.	$70,000,000	9.333333333%
JPMorgan Chase	$50,000,000	6.666666667%
Key Bank National Association	$40,000,000	5.333333333%
Commerzbank AG, New York and Grand Cayman Branches	$40,000,000	5.333333333%
US Bank National Association	$35,000,000	4.666666667%
Guaranty Bank	$35,000,000	4.666666667%
Sumitomo Mitsui Banking Corporation	$30,000,000	4.000000000%
First Bank d/b/a First Bank & Trust	$25,000,000	3.333333333%
Citicorp North America, Inc.	$25,000,000	3.333333333%
Bank of the West	$25,000,000	3.333333333%
People's Bank	$25,000,000	3.333333333%
PNC Bank, National Association	$25,000,000	3.333333333%

	$750,000,000.00	100.000000000%